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                               FIRST AMENDMENT TO
                       THE REYNOLDS AND REYNOLDS COMPANY
                      RETIREE MEDICAL SAVINGS ACCOUNT PLAN


        The Reynolds and Reynolds Company hereby amends The Reynolds and

 Reynolds Company Retiree Medical Savings Account Plan, as follows:

         1. Effective as of October 1, 1993, Section 3.3 is amended and restated in its entirety, as follows:

         3.3  Transfers of Employment

         If an Employee is transferred from employment with an Employer or with a Related Company in a capacity other than an eligible employment classification to employment as an Employee in an eligible employment classification, he shall become an Eligible Employee beginning effective as of the date he is so transferred if prior to an Enrollment Date preceding such transfer date he has met the minimum age (20 1/2 years) and service (six months) requirements of Section
         3.1. Otherwise, the eligibility of an Employee who is so transferred shall be determined in accordance with Sections 3.1 and 3.2. If an Eligible Employee becomes employed in a capacity other than in an eligible employment classification, he shall cease being an Eligible Employee as of the last day of his employment in an eligible employment classification. Whether an Employee is in an eligible employment classification shall be determined in accordance with
         Section 3.2.

         2.  Effective as of October 1, 1993, Section 4.7 is

 amended and restated in its entirety, as follows:

         4.7  Vesting of Employer Contributions

         A Participant's vested interest in his Separate Account shall be zero percent until the Participant has completed five years of Vesting Service at which time his vested interest in his Separate Account shall be 100 percent.

         Notwithstanding the foregoing, if a Participant is an Employee or a Disabled Employee on his Normal Retirement Date or on the date he attains age 55 and is credited under The Reynolds and Reynolds Company Retirement Plan as in effect from time to time with 15 or more years of Service for purposes of eligibility for an Early Retirement Pension under Section 4.2 (or any successor provision) of The Reynolds and Reynolds Company Retirement Plan as in effect from time to time, his vested interest in


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         his Separate Account shall be 100 percent.

                          3.  Effective as of October 1, 1993, Section 15.2 is

amended and restated in its entirety, as follows:

         15.2  Extension of Coverage

         An Employer may, with the consent of the Sponsor, extend Plan coverage to any plant, division, or other business operation that is not already covered under the Plan by causing an appropriate written instrument evidencing such extension to be executed pursuant to the authority of its board of directors. Any such instrument, which may include an amendment to the Plan (including an amendment to Schedule I hereof), shall specify the effective date of the extension and the plant, division, or other business operation to which coverage is extended. For purposes of computing Hours of Service, Eligibility Service, and Vesting Service of a person who is an Employee of the Employer on the effective date of the extension, unless an earlier date is specified in the instrument evidencing such extension, employment with the Employer before the effective date of the extension shall be treated as employment with an Employer only for the period beginning on the later of (i) October 1, 1993, or (ii) the date on which such Employer first became a Related Company, and ending on the date immediately preceding the effective date of the extension.

         Schedule I hereof shall contain a list of the participating plants, divisions, and business operations to which coverage under the Plan has been extended after the effective date of the Plan, and the effective date of such extension of coverage.

                          5.  Effective as of the date of execution of this

amendment, the Plan is amended by adding the following new Schedule I at the end thereof:
                                   SCHEDULE I

            PARTICIPATING PLANTS, DIVISIONS, AND BUSINESS OPERATIONS
            --------------------------------------------------------

                          This Schedule I lists all participating plants,
divisions, and business operations to which coverage under the Plan has been extended after the effective date of the Plan, and the effective date of participation.




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
Plant, Division, or Business Operation                              Date of Participation
--------------------------------------                              ---------------------
         Business Operations Attributable                                January 4, 1994
         To Asset Acquisition From LAW

         Business Operations Attributable                                June 1, 1994
         To Asset Acquisition From Coin,
         Inc.

         Business Operations Attributable                                October 1, 1995
         To Asset Acquisition From
         Management Computer Services, Inc.

         Business Operations Attributable                                October 1, 1995
         To Asset Acquisition From Poorman
         Douglas

         Business Operations Attributable                                October 1, 1995
         To Asset Acquisition From Pioneer
         Systems, Incorporated

         Business Operations Attributable                                October 1, 1996
         To Asset Acquisition From Salcris
         Corporation

         Business Operations Attributable                                October 1, 1996
         To Asset Acquisition From D.I.S.C.

         Business Operations Attributable                                October 1, 1996
         To Asset Acquisition From The
         Nickelsen Group


                                 *     *     *


                          IN WITNESS WHEREOF, The Reynolds and Reynolds Company
has caused this Amendment to be executed by its duly authorized officers on
this       day of August, 1995.
     -----


ATTEST                                      THE REYNOLDS AND REYNOLDS COMPANY

                                            By:
---------------------                           -----------------------------
                                                Title:



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